THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD,
TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR (ii) GLOBAL SOURCES LIMITED, A DELAWARE CORPORATION (THE "COMPANY"), SHALL HAVE RECEIVED AN OPINION, IN FORM, SCOPE AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, FROM COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                                     WARRANT

                             GLOBAL SOURCES LIMITED

No. ____                                     Initial  Number of Shares:  100,000
Date of Issuance: August  14, 2000                         Exercise Price: $1.50


            THIS CERTIFIES that, for value received, Peter Lusk (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after August 14, 2000 and on or prior to August 13, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from GLOBAL SOURCES LIMITED, a Delaware corporation (the "Company"), up to One Hundred Thousand (100,000) shares (the "Warrant Shares") of Common Stock, par value US $0.001 per share of the Company (the "Common Stock"), subject to adjustment as hereinafter provided, at a purchase price per share equal to $1.50 ( the "Exercise Price"). This Warrant is being issued in connection with the Purchase Agreement dated as of August 14, 2000 by and between the Company and the Holder (the "Agreement").

     1. Title of Warrant. Prior to the expiration hereof and subject to compliance with the Securities Act and other applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2. Warrant Shares.

          (a) The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

          (b) The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrant a number of shares of Common Stock equal to of the aggregate number of Warrant Shares issuable upon exercise of the Warrant on the date of the Purchase Agreement. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.

     3. Exercise of Warrant.

          (a) Method of Exercise. Except as provided in Section 4 below, exercise of the purchase rights represented by this Warrant may be made at any time or times, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within ten (10) business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares.

          (b) Cashless Exercise. At any time after this Warrant is exercisable and prior to the Termination Date, the Holder may, at its option, exchange the Warrant represented by this Warrant certificate, in whole or in part (a "Warrant Exchange"), into the number of Warrant

Shares determined in accordance with this Section 2, by surrendering this Warrant certificate at the principal office of the Company accompanied by a notice stating such Holder's intent to effect such exchange, the number of
Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant certificate (a "Remainder Warrant Certificate") of like tenor evidencing the Warrant Shares which were subject to the surrendered Warrant Certificate and not included in the Warrant Exchange, shall be issued as of the Exchange Date and delivered to the Holder within ten
(10) business days following the Exchange Date. In connection with any Warrant Exchange, the Holder's Warrant certificate shall represent the right to subscribe for and acquire (i) the number of Warrant Shares (rounded to the next highest integer) equal to (A) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Warrant Share Number") less (B) the number of Warrant Shares equal to the quotient obtained by dividing (x) the product of the Total Warrant Share Number and the existing Exercise Price per Warrant Share by (y) the current Market Price (as hereinafter defined) of a Common Share, and (ii) a Remainder Warrant certificate, if applicable.

          (c) "Market Price" shall mean, for the Common Stock at any date, means on any particular date the average of the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the ten (10) trading days preceding such date, in either case as officially reported by the principal securities exchange on which the Common Shares are listed or admitted to trading or as reported in the Nasdaq National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the National Market System of The Nasdaq Stock Market, Inc. ("Nasdaq"), the closing bid price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, the closing bid price for the Common Stock in the over-the-counter market on the electronic bulletin board as reported by Bloomberg Financial Markets ("Bloomberg") or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Market Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, then the price of the Common Stock on such date shall be the fair market value as determined by the Company's board of directors, acting in good faith.

     4. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

          (a) In case the Company shall (i) declare or pay a dividend in shares of

Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b) If after the date on which the Warrants are first issued to the Holder, any capital reorganization or reclassification of the shares of the Common Stock, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Agreement such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Agreement had such reorganization, reclassification, consolidation, merger or sale not taken place, and in such event appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof. Upon the occurrence of any event specified in this paragraph, the Company shall given written notice of the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Common Stock of record shall be entitled to exchange their Common Stock for stock, securities, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Failure to give such notice, or any defect therein shall not affect the legality or validity of such material.

     5. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     6. Mandatory Adjustment. Upon an Event of Default under the promissory note dated as of August 14, 2000 between the Company and the Investor (the "Note") for which the Company elects to exercise its Call Option pursuant to Section 4 of the Note, there shall be a reduction in the aggregate number of Warrant Shares issuable to the Holder upon exercise of this Warrant, as follows:

        Installment Payment Date
        Triggering an Event of Default   Warrant Shares Issuable under Warrant
        ------------------------------   -------------------------------------

        October 1, 2000                  40,000 shares of the Common Stock

        November 1, 2000                 60,000 shares of the Common Stock

        December 1, 2000                 80,000 shares of the Common Stock

     7. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     8.  No  Fractional   Shares  or  Scrip.  No  fractional   shares  or  scrip
representing fractional shares shall be issued upon the exercise of this Warrant.

     9. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     10. No Rights as Stockholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     11. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     12. Unregistered Securities/Legend.

          (a) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

          (b) Except as provided in Section 12(c) hereof, this Warrant and all certificates representing shares of Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR (ii) GLOBAL SOURCES LIMITED, A DELAWARE CORPORATION (THE "COMPANY"), SHALL HAVE RECEIVED AN OPINION, IN FORM, SCOPE AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, FROM COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION OF SUCH SECURITIES

          UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          (c) The restrictions imposed by this Section 12(c) upon the transfer of this Warrant or the shares of Warrant Shares to be purchased upon exercise hereof shall terminate (i) when such securities shall have been resold pursuant to being effectively registered under the Securities Act, (ii) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (iii) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under state securities laws is not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without any cost or expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Shares, new stock certificates) of like tenor not bearing the applicable legend required by Section 12(c)(ii) hereof relating to the Securities Act and state securities laws.

     13. Miscellaneous.

          (a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof.

          (b) Waivers. Any waiver by the Company, on the one hand, and the Investor, on the other hand, of any breach of or failure to comply with any provision or condition of this Agreement by the other party shall not be construed as, or constitute, a continuing waiver of such provision or condition, or a waiver of any other breach of, or failure to comply with, any other provision or condition of this Agreement, any such waiver to be limited to the specific matter and instance for which it is given. No waiver of any such breach or failure or of any provision or condition of this Agreement shall be effective unless in a written instrument signed by the party granting the waiver and delivered to the other party hereto in the manner provided for hereunder in
Section 6(c). No failure or delay by either party to enforce or exercise its rights hereunder shall be deemed a waiver hereof, nor shall any single or partial exercise of any such right or any abandonment or discontinuance of steps to enforce such rights, preclude any other or further exercise thereof or the exercise of any other right.

          (c) Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Warrant or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, four (4) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 10(c)), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

                   If to the Company:   Global Sources Limited
                                        342 Madison Avenue, Suite 1815
                                        New York, New York 10173
                                        Attn: President
                                        Telephone: 212-687-6363
                                        Facsimile:  212-687-0555

                   with copies to:      Parker Chapin LLP
                                        405 Lexington Avenue
                                        New York, New York 10174
                                        Attn:  Martin E. Weisberg, Esq.
                                        Telephone: (212) 704-6000
                                        Facsimile: (212) 704-6288

                   If to the Holder:    Peter Lusk
                                        99 Park Avenue, Suite 2230
                                        New York, New York 10016

                                        Telephone:  (212) 986-6808
                                        Facsimile:  (212) 856-9847

                   with copies to:      ________________________
                                        ________________________
                                        ________________________
                                        Attn:
                                        Telephone:
                                        Facsimile:

or to such other address as any party may specify by notice given to the other party in accordance with this Section 13(c).

          (d) Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to its conflict of law provisions.

          (e) Interpretation. The article and section headings contained in this Warrant are solely for the purpose of reference, are not part of this Warrant of the parties and shall not in any way affect the meaning or interpretation of this Warrant.

          (f) Entire Agreement. This Warrant contains the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Warrant. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Warrant supersedes all prior and/or contemporaneous agreements and understandings between the parties with respect to such transactions.

          (g) Severability. The parties agree that should any provision of this Warrant be held to be invalid, illegal or unenforceable in any jurisdiction, that holding shall be effective only to the extent of such invalidity, illegally or unenforceability without invalidating or rendering illegal or unenforceable the remaining provisions hereof, and any such invalidity, illegally or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intent of the parties that the Warrant be fully enforced to the fullest extent permitted by applicable law.

          (h) Amendment and Waiver. This Warrant and any provisions hereof may be amended, modified or supplemented, changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


DATED: _________  ____, 2000        GLOBAL SOURCES LIMITED


                                    By:  /s/ John Mazzuto
                                         -------------------------------------
                                    Name:  John Mazzuto
                                         -------------------------------------
                                    Title: President
                                         -------------------------------------

                               NOTICE OF EXERCISE



To:   GLOBAL SOURCES LIMITED



          (1) The undersigned hereby elects to purchase ________ shares of Common Stock, par value $0.001 per shares (the "Common Stock") of GLOBAL SOURCES LIMITED pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                  -------------------------------
                  (Name)

                  -------------------------------
                  (Address)

                  -------------------------------


          (3) The shares of Common Stock being issued in connection with the exercise of the attached Warrant are [not] being issued in connection with the sale of the Common Stock.


Dated:


                                          ------------------------------
                                          Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



          FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.



________________________________________________________________

                                          Dated:  ______________, 20___


                  Holder's Signature:     _____________________________

                  Holder's Address:       _____________________________

                                          _____________________________




Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.



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